UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 269-5952

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement.

On May 21, 2024, LuxUrban Hotels Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Roth Capital Partners, LLC, as representative of the underwriters (the “Underwriter”), relating to the sale to the public (the “Offering”) of (i) 30,500,000 (thirty million five hundred thousand) shares (the “Firm Shares”) of the Company’s common stock, $0.00001 (one one-thousandth of one cent) par value per share (“Common Stock”); (ii) up to 4,575,000 (four million five hundred seventy five thousand) shares of Common Stock (the “Option Shares”, and together with the Firm Shares, the “Shares”), which may be issued by the Company upon the exercise of an over-allotment option granted to the Underwriter; and (iii) warrants to purchase up to 2,104,500 (two million one hundred four thousand five hundred) shares of Common Stock (equal to six percent (6%), including Shares which may be issued pursuant to the exercise of the over-allotment option of the Common Stock in this Offering) and registered under the name of the Underwriter (the “Underwriter Warrant”), which may be exercised at any time, and from time to time, in whole or in part, commencing from and after the 181st (one hundred eighty first) day immediately following the closing of the Offering and expiring at the fifth anniversary of the closing of the Offering and exercisable at a per share price of 110% (one hundred ten percent) of the public offering price of the Common Stock in the Offering. Roth Capital Partners, LLC is acting as sole bookrunner in the Offering.

Pursuant to the Underwriting Agreement, the Company agreed to sell and issue the Shares at a public offering price of $0.25 (twenty five cents) per share. The Underwriter will purchase the Shares at a discount of $0.018 (one and eight tenths of one cent) per share, representing 93% (ninety three percent) of the public offering price in the Offering, for an aggregate discount of $533,750 (five hundred thirty three thousand seven hundred fifty dollars), or $613,812.50 (six hundred thirteen thousand eight hundred twelve dollars and fifty cents) assuming the over-allotment option is exercised in full. After deducting underwriting discounts and estimated expenses payable by the Company associated with the Offering, the net proceeds to the Company are expected to be approximately $7,091,250 (seven million ninety one thousand two hundred fifty dollars), or $8,154,937.50 (eight million one hundred fifty four thousand nine hundred thirty seven dollars and fifty cents), assuming the over-allotment option is exercised in full.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions. The covenants include, among other things, an agreement by the Company not to, for a period of 45 (forty five) days from the date of the prospectus (1) offer, sell or otherwise transfer or dispose of, directly or indirectly, any shares of the Company’s capital stock or any securities convertible into or exercisable or exchangeable such shares, or (2) file or caused to be filed any registration statement with the Securities and Exchange Commission relating to the offering of any shares of the Company’s capital stock or any securities convertible into or exercisable or exchangeable for such shares. The Offering is expected to close on or about May 23, 2024, subject to customary closing conditions.

The Offering is being made pursuant to a prospectus supplement dated May 21, 2024 and an accompanying base prospectus, which are to be filed as part of the Company’s “shelf” Registration Statement on Form S-3 (File No. 333-278883), dated and filed with the SEC on April 23, 2024, which was declared effective on May 8, 2024 (the “Registration Statement”).

The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such exhibit. A copy of the Underwriter Warrant is also attached hereto as Exhibit 4.1.

The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Underwriting Agreement were made solely for purposes of such agreement, as of specific dates, for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of such agreement.

A copy of the opinion of Graubard Miller, relating to the issuance of Shares, is attached hereto as Exhibit 5.1.

Item 8.01.	Other Events.

On May 20, 2024, the Company issued a press release announcing the Offering, and filed a preliminary prospectus supplement with the Securities and Exchange Commission under the Registration Statement. On May 21, 2024, the Company issued a press release announcing pricing of the Offering and execution of the Underwriting Agreement. The definitive prospectus supplement relating to the Offering will be filed with the Securities and Exchange Commission. The May 20, 2024 press release and May 21, 2024 press release are each attached to this Current Report as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
1.1	Underwriting Agreement, dated May 21, 2024, between LuxUrban Hotels Inc. and Roth Capital Partners, LLC.
4.1	Form of Underwriter Warrant.
5.1	Opinion of Graubard Miller.
23.1	Consent of Graubard Miller (included as part of Exhibit 5.1).
99.1	Press release, dated May 20, 2024.
99.2	Press release, dated May 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Shanoop Kothari
		Name:	Shanoop Kothari
		Title:	Chief Executive Officer & Chief Financial Officer

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